UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Item 1. Report to Shareholders

Maryland Short-Term Tax-Free Bond Fund	August 31, 2015

The views and opinions in this report were current as of August 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Maryland tax-free municipals posted modestly positive returns in the six-month period ended August 31, 2015. Munis were one of the best-performing asset classes during the reporting period, as global markets and other higher-risk assets fell sharply in recent months in response to China’s economic deceleration and tumbling commodity prices. While there was little performance difference among short-, intermediate-, and long-term securities, higher-quality municipals outpaced lower-quality issues. Steady demand for munis and limited supply were also favorable factors. Taxable and tax-free money market yields remained close to 0.00% as the Federal Reserve kept the federal funds target rate extremely low. Each of the Maryland Tax-Free Funds outperformed its peer group average.

ECONOMY AND INTEREST RATES

The economy improved from sluggish first-quarter growth, expanding at an annualized pace of 3.7% in the second quarter of 2015, according to the most recent estimates. The labor market continued to improve, with solid job gains driving the national unemployment rate down to 5.1% in August, its lowest level since 2008. Inflation is likely to remain low in the near term due to recent declines in oil and other commodity prices. Lower energy costs bode well for consumer spending in the second half of the year. Recent global financial market volatility has given the Federal Reserve pause, though the Fed still seems to be intent on raising short-term U.S. interest rates at some point in the months ahead. Subsequent rate hikes are expected to be gradual.

There were large fluctuations in U.S. Treasury and municipal yields during the reporting period in anticipation of the onset of tighter Fed monetary policy and in response to turmoil in global markets. Both the U.S. Treasury and municipal yield curves steepened over the period, though long-term municipal yields did not rise as much as similar-maturity Treasuries. At the end of the reporting period, 30-year municipal bonds yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

On August 31, 2015, the 3.10% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 105% of the 2.95% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.48% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

In the first eight months of 2015, municipal bond issuance totaled $289 billion, according to The Bond Buyer, a substantial year-over-year increase. Refunding debt has been rising significantly, as muni issuers have been taking advantage of cheap borrowing costs to refinance older, higher-cost debt. Inflows into the muni market in the first quarter of the year transitioned into a slow but steady pace of outflows during the summer months, though demand from individual investors picked up in response to higher muni yields. Overall, flows remain positive year-to-date.

With a few exceptions, fundamentals for municipal issuers remain solid. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have remained cautious about adding to their debt burdens since the financial crisis, and a strengthening economy has helped tax revenues rebound. At the end of the reporting period, more than 60% of the muni market was AAA or AA rated, as measured by the Barclays Municipal Bond Index.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields — Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. Investors have generally overlooked this long-term risk in the past. We believe the market will price in higher pension risks over time as the magnitude of unfunded liabilities becomes more conspicuous. New reporting rules from the Governmental Accounting Standards Board will bring greater transparency to state and local governments’ pension funding gaps.

For example, in the last six months, Chicago’s financial problems, highlighted by an underfunded pension system and other considerations, drew increasing attention after the city’s GO debt was downgraded to below investment-grade status by Moody’s in May. The timing of the downgrade came just as the Illinois Supreme Court had reversed steps toward pension reform that recently had been introduced in the state. In July, Chicago’s plan to reform a portion of its underfunded pension system was similarly struck down by an Illinois Circuit Court judge, who ruled that the proposed changes diminish pension benefits for individual workers and violate the state constitution, which led to further credit spread widening for both the city and the state. The recent developments in the city reinforce our bias for revenue bonds that are more insulated from the pension funding risks faced by GO debt.

Puerto Rico was also in the headlines during our reporting period. In late June, Governor Alejandro García Padilla conceded that the U.S. territory could not continue servicing its roughly $72 billion in public debt. The commonwealth subsequently experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August; while this event weighed on the high yield muni market, contagion in the broad municipal market was limited. After our reporting period ended, the commonwealth released a fiscal and economic growth plan that will likely entail a debt restructuring, as the priority of paying debt service as scheduled was notably absent from the plan. T. Rowe Price’s municipal team has maintained that Puerto Rico’s debt burden was unsustainable and would eventually need to be restructured. We have had no exposure to the commonwealth’s bonds in the Maryland Tax-Free Funds for some time.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however— rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Revenue bonds outperformed GO debt over the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation debt. Among revenue bonds, housing, hospital, and water and sewer bonds posted the strongest performance, while leasing was the only revenue sector to post negative returns in the past six months. High yield tobacco securitization bonds performed particularly well over the period, outpacing the broad municipal market by a wide margin.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—per capita personal income represented 120% of the national average in 2014 (the latest available data), ranking it fifth in the nation. The state’s unemployment rate was 5.2% as of July 2015, better than the 5.3% national unemployment rate at that time and an improvement from an unemployment rate of 5.8% in July 2014. However, Maryland’s employment base grew at a pace that was below the national average.

Maryland’s finances appear to be plateauing. General fund revenues dropped 9% during the last recession and recovered in fiscal years 2011 and 2012 but have shown lackluster growth in 2013 and 2014. In the latest audited fiscal year ended June 30, 2014, Maryland’s general fund receipts were 3% ahead of where they were in the prior year, but they underperformed original budget expectations. Expense pressures led to a bottom-line loss of $220 million in fiscal year 2014. Unaudited results for fiscal 2015 showed improvement with revenue $214 million above expectations, representing growth of 5%. The state has always maintained a good cushion in its rainy day fund—on June 30, 2014, Maryland’s reserve fund held $773 million, representing a solid 5.1% of general fund revenues. The state balanced its budget for fiscal 2016 and the budget was delivered on time. Maryland’s rainy day fund is estimated to grow to $790 million as of June 30, 2015.

Maryland’s debt load is above the national average. According to Moody’s 2015 State Debt Medians, the state’s debt burden, at $11.3 billion, is in the upper third when measured by debt per capita and modestly worse when measured by debt to personal income. Debt service as a percentage of the budget remained manageable at 6.0% in fiscal year 2014. However, as of June 30, 2014, Maryland’s State Employees Retirement and Pension System was only funded at 62% on an actuarial basis, while the Teachers’ Plan was 71% funded.

Maryland’s practice of not fully funding its actuarial retirement contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces fairly heavy unfunded liabilities for its pension plans, at $19 billion as of June 30, 2014—a significant rise from $10 billion as of June 30, 2008. Various modifications to benefits under these programs have been proposed to reduce liabilities and improve funding, and some have recently been adopted. We are closely monitoring these developments. Liabilities for retiree health programs were also high at $9.0 billion as of June 30, 2014.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s GO bonds are rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch. All three rating agencies maintain stable outlooks.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2015. Your fund’s performance was in line with its peer group, the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the federal funds target range of 0.00% to 0.25%.

Persistently low interest rates continued to suppress income for investors in the fund. With the U.S. economy continuing to show improvement, many market observers have concluded that the Fed will lift short-term rates sometime this year.

The Fed has maintained a zero interest rate monetary policy since the financial crisis of 2008 and has not raised interest rates since 2006. Still, with the possibility of rate increases, the municipal money market remains quite slow in fully pricing in this view.

Over the past six months, yields rose at the long end of the municipal money market curve, widening the yield differential between overnight and longer-dated maturities. Overnight yields remain largely unchanged, near 0.01%, while yields on one-year offerings moved higher by about seven basis points (0.07%) to 0.23%. Expectations of higher interest rates within the investment horizon could be one reason why we are seeing this shift in the yield curve. But supply and demand imbalances—in part, due to an era of historically low rates—are also a significant factor in the tax-exempt market.

As we have noted in prior shareholder letters, municipal issuers have restructured much of their borrowing to lock in favorable long-term financing rates, which has reduced their exposure to short-term rate increases. Variable rate demand note (VRDN) supply currently totals around $239 billion, down almost 60% from the highs in 2007. The result has been dramatic; for the first time in many years, total municipal money market assets under management ($247 billion) are higher than VRDN supply outstanding. This imbalance goes a long way toward explaining the near-zero yields, which persist on short-dated munis.

Better economic conditions are also crimping supply. Municipalities have generated increased revenues for the past several years, reducing their need for short-term borrowing. As a result, two of the largest borrowers of revenue anticipation notes—Texas and California—will not be issuers this year. This is good news for municipalities, but bad news for money funds as both issuers are well-known, liquid names owned by many muni money funds. Other municipalities are also reducing borrowing. The result is a further reduction in money market supply, as note issuance is expected to decrease by at least 20% this year.

As revenues improve for municipalities so does credit quality, which plays a large role in the management of the Maryland money market. As a policy, we favor highly rated credits including general obligation, housing revenue, and hospital bonds. Some prominent positions in the portfolio include the State of Maryland, Maryland Community Development Administration, and the Howard Hughes Medical Institute. Given the option, we prefer high-quality, self-liquidity issuers. When self-liquidity is not possible, we rely on bank liquidity providers such as TD Banknorth, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

While the Fed has started removing monetary accommodation, the path toward rate normalization is expected to be long and slow. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem to be of the utmost importance to our shareholders.

Finally, as we have discussed previously, the Securities and Exchange Commission rule changes affecting money market funds are expected to become effective in October 2016. T. Rowe Price is currently reviewing these rule changes and their ramifications for shareholders. For most shareholders, there will be no more than a minimal change to their investments. We intend to offer a full range of investing solutions and will write more about this important topic as the situation unfolds.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.13% in the first half of our fiscal year ended August 31, 2015, and outperformed its peer group, the Lipper Short Municipal Debt Funds Average. The fund’s net asset value remained relatively stable, declining a penny as yields rose and ended the six-month period at $5.22. Dividend income per share contributed $0.02 to the fund’s total return since the end of February.

As shown in the Portfolio Characteristics table, the fund’s duration and weighted average maturity were unchanged for the six-month reporting period. (Duration and weighted average maturity are measures of a portfolio’s interest rate sensitivity.) The portfolio maintained its slightly longer duration versus the benchmark. Maintaining a long-duration position has allowed the fund to profit from extra yield and price appreciation as bonds “roll down the yield curve” and draw closer to maturity. We expect increased volatility in the short end of the yield curve as the Federal Reserve moves toward rate normalization. However, we do not believe that rates will move considerably higher in the near term.

We are overweight in longer-maturity securities and underweight in intermediate-term holdings—a yield curve strategy known as “barbell” positioning. We participated in several deals in the five-year maturity range (mostly hospitals) that offered additional yield versus bonds issued at the short end of the curve. Approximately 60% of the portfolio is invested in securities maturing within two years, and we believe that we are well positioned to take advantage of rising rates.

As shown in the Quality Diversification chart, investment-grade issues made up 98% of the portfolio at the end of the period. Given our limited opportunities to buy lower-rated, higher-yielding Maryland debt, our allocation to AAA and AA rated bonds totals 70% of the portfolio. However, over the past six months, we trimmed that allocation from 75% as we found attractive opportunities in the BBB rated category, which now stands at 13% of assets.

The fund’s sector allocations have not changed significantly in the past six months. We continue to emphasize revenue sectors, favoring the relative security of specific claims on revenues versus the generic pledges of taxing power associated with GOs. Although we still have a substantial allocation to state and local general obligation bonds, our allocation to state GO debt decreased during the period as we looked for ways to diversify away from the state.

Within the revenue segment, health care and education remain our two largest allocations. We purchased several hospital revenue bonds issued by Western Maryland Health Center, Meritus Medical Center (formerly Washington County Hospital), and Anne Arundel County Health System. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 0.58% in the six months ended August 31, 2015, outpacing its Lipper peer group average. Our relative performance benefited from an emphasis on revenue bonds, sector allocation decisions, security selection, and the fund’s low fees. The fund’s allocation to longer-maturity holdings aided returns as their extra income helped mitigate mild principal losses over the reporting period. Additionally, not owning Puerto Rico bonds benefited relative returns as Puerto Rico bond prices churned lower over the past six months.

Your fund continued to compare favorably with its competitors over the long term. Lipper ranked the Maryland Tax-Free Bond Fund first among its peer group of Maryland municipal debt funds for the 3-, 5-, and 10-year periods ended August 31, 2015, and in the top decile of the peer group for the past 12 months. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 3 of 31, 1 of 30, 1 of 29, and 1 of 20 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2015, respectively. Past performance cannot guarantee future results.)

While we added modestly to the longer end of the maturity curve, our interest rate positioning neither added to nor detracted from our relative returns for the most recent six months. Our curve emphasis continues on the long end—positioning that has aided returns over the longer term. We believe the yield curve will flatten modestly in the coming months as the Fed raises short-term interest rates. Recent notable additions to the long end included bonds issued by LifeBridge Health, Anne Arundel County Health System, and Meritus Medical Center, which was formerly known as the Washington County Hospital. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our sector mix—especially an overweight allocation to the health care sector (largely hospitals)—continued to generate good results for the portfolio. This sector typically offers higher-than-average yields. Overall, most of our big winners for the period were longer-maturity health care revenue bonds. Our largest sector shift was an increase in our prerefunded securities holdings to 15.8% of the portfolio, up from 12.6% six months ago and 8.7% a year ago. Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms, creating a larger allocation to these high-quality securities in the portfolio. Though prerefunded bonds did not perform particularly well in the past six months, they are typically backed by an escrow of U.S. Treasury securities and represent a good hedge against rising rates as most have maturities shorter than five years. This spike in prerefunded holdings contributed to our shorter weighted average maturity, which declined to 15.0 years from 15.4 years six months ago. Finally, we have maintained our above-benchmark allocation in the education and transportation sectors. Our education holdings, in particular, have served your portfolio well. For instance, our long-held position in the Maryland Institute College of Art, a steady financial performer in a niche business, has been a solid contributor to excess returns for an extended period of time.

In general, we continued to focus on revenue sectors, favoring the relative security of specific claims on revenues versus the generic pledges of taxing power associated with general obligations. Additionally, revenue bonds typically yield more than GOs. In contrast to several other states, Maryland has some highly rated, high-quality local general obligation bonds. During the period, we added to our GO holdings in Anne Arundel County. While still significant to the portfolio, we trimmed some of our position in AAA rated State of Maryland GOs because of our longer-term concerns about the state’s pension funding status. We have closely followed the politics surrounding Governor Larry Hogan’s efforts to supplement pension funding earlier this year. We would consider any failure to stay on the path to improve pension funding as a negative for the state’s bonds.

Finally, our ability to sidestep the Puerto Rico debacle contributed positively to our relative performance. Puerto Rico securities underperformed dramatically over the past six months as restructuring looms, and we expect that Puerto Rico bondholders will suffer punitively in any restructuring. As always, we will continue to focus on generating tax-free income and the best long-term prospects for Marylanders, whether in Puerto Rico or elsewhere, led by T. Rowe Price’s strong research capabilities and our fundamentals-driven, investment process.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in the coming months. In particular, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk. However, with the Fed likely to act cautiously, the transition to higher rates may not be as painful as some fear.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 18, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays 1–3 Year Municipal Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between one and three years.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate, or escrow, account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB) liability: Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Self-liquidity: Issuers who do not need to rely upon third-party sources of liquidity, such as that provided by banks in the forms of letters of credit or standby purchase agreements.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable-rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/15	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE						
Beginning of period	$ 5.23	$ 5.24	$ 5.24	$ 5.25	$ 5.22	$ 5.26
Investment activities						
Net investment income[(1)]	0.02	0.03	0.04	0.05	0.06	0.08
Net realized and unrealized gain / loss	(0.01)	(0.01)	–[(2)]	(0.01)	0.03	(0.04)
Total from investment activities	0.01	0.02	0.04	0.04	0.09	0.04
Distributions						
Net investment income	(0.02)	(0.03)	(0.04)	(0.05)	(0.06)	(0.08)
NET ASSET VALUE						
End of period	**$ 5.22**	**$ 5.23**	**$ 5.24**	**$ 5.24**	**$ 5.25**	**$ 5.22**

Ratios/Supplemental Data

Total return[(3)]	**0.13%**	**0.44%**	**0.69%**	**0.71%**	**1.69%**	**0.73%**
Ratio of total expenses to average net assets	0.54%[(4)]	0.53%	0.53%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	0.64%[(4)]	0.63%	0.69%	0.91%	1.11%	1.49%
Portfolio turnover rate	14.6%	19.1%	20.3%	37.2%	69.4%	31.4%
Net assets, end of period (in thousands)	$ 209,541	$ 218,529	$ 228,539	$ 214,833	$ 229,774	$ 247,367

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

MUNICIPAL SECURITIES 99.7%

Maryland 98.9%

	Par	$ Value
Anne Arundel County, Consolidated General Improvement, GO Series 2006, 5.00%, 3/1/16	500	512
Anne Arundel County, Consolidated General Improvement, GO Series 2006 Refunding, 5.00%, 3/1/16	3,255	3,334
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/19	1,575	1,787
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/16	680	699
Anne Arundel County Consolidated Special Tax Dist., Villages of Dorchester/Farmington VIllage, 4.00%, 7/1/16	170	175
Anne Arundel County Consolidated Special Tax Dist., Villages of Dorchester/Farmington VIllage, 4.00%, 7/1/17	405	427
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/18 (1)	1,375	1,424
Baltimore City, Water, Series C, 5.00%, 7/1/19	1,335	1,519
Baltimore City, Water, Series E, 5.00%, 7/1/19	810	921
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/17 (1)	535	554
Baltimore City, Special Obligation Consolidated Tax Increment Fin., 4.00%, 6/15/17	300	315
Baltimore City, Special Obligation Consolidated Tax Increment Fin., 4.00%, 6/15/18	200	213
Baltimore City, Special Obligation Consolidated Tax Increment Fin., 5.00%, 6/15/19	250	278
Baltimore City, Special Obligation Consolidated Tax Increment Fin., 5.00%, 6/15/20	275	310
Baltimore City Board of School Commissioners, GO 5.00%, 5/1/16	1,170	1,208
Baltimore City Board of School Commissioners, GO 5.00%, 5/1/17	4,725	5,072
Baltimore County, Catholic Health Initiatives, Series A 4.00%, 9/1/17 (Prerefunded 9/1/16) (2)	1,345	1,393
Baltimore County, Catholic Health Initiatives, Series A 5.00%, 9/1/21 (Prerefunded 9/1/16) (2)	935	978

Baltimore County, Catholic Health Initiatives, Series A 5.00%, 9/1/26 (Prerefunded 9/1/16) (2)	1,165	1,218
Baltimore County, Consolidated Public Improvement, GO 5.00%, 2/1/17	1,000	1,064
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/18	3,010	3,365
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/22	940	1,132
Baltimore County, COP, 5.00%, 10/1/15	8,425	8,459
Baltimore County, Metropolitan Dist., 70th Issue 4.00%, 9/1/17 (Prerefunded 9/1/16) (2)	650	674
Carroll County, Consolidated Public Improvement, GO 4.00%, 11/1/15	2,990	3,009
Cecil County, GO, 4.00%, 12/1/18	1,060	1,162
Charles County, GO, 5.00%, 7/15/16	1,425	1,485
Frederick, Public Improvement, GO, 5.00%, 9/1/18	1,000	1,121
Frederick County, Public Fac., GO, 4.00%, 5/1/18	1,265	1,369
Frederick County, Series C, 5.00%, 12/1/18 (3)	15	17
Frederick County, Series C, GO, 5.00%, 12/1/18	1,485	1,676
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/20 (4)	1,390	1,526
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/21 (4)	2,070	2,280
Harford County, Public Improvement, GO, 5.00%, 12/1/16	600	635
Howard County, Annapolis Junction Town Center 4.80%, 2/15/24	400	418
Howard County, Public Improvement, GO, 5.00%, 2/15/16	915	935
Howard County, Series A, GO, 5.00%, 2/15/17	3,340	3,560
Howard County, Series A, GO, 5.00%, 2/15/18	2,875	3,168
Howard County Housing Commission, Columbia Commons Apartments, Series A, 1.10%, 6/1/17	250	251
Howard County Housing Commission, Roger Carter Recreation Center 4.00%, 6/1/16	250	256

Maryland, State & Local Fac., 5.00%, 7/15/20 (Prerefunded 7/15/18) (2)	1,685	1,878
Maryland, State & Local Fac., Capital Improvement, Series A GO, 5.50%, 3/1/17	2,965	3,188
Maryland, State & Local Fac., GO, 5.00%, 8/1/16	505	527
Maryland, State & Local Fac., Series A, GO, 5.00%, 3/15/16	750	770
Maryland, State & Local Fac., Series B, GO, 4.50%, 8/1/17	3,000	3,224
Maryland, State & Local Fac., Series B, GO, 5.00%, 8/1/17	5,000	5,421
Maryland, State & Local Fac., Series C, GO, 5.00%, 11/1/16	4,000	4,219
Maryland, State & Local Fac., Series C, GO, 5.00%, 3/1/17	4,500	4,804
Maryland, State & Local Fac., Series C, GO, 5.00%, 3/1/18	2,000	2,207
Maryland CDA, Residential, Series A, 0.55%, 9/1/16	780	782
Maryland CDA, Residential, Series A, 0.90%, 9/1/17	800	803
Maryland DOT, 5.00%, 6/1/16	1,490	1,543
Maryland DOT, 5.00%, 12/1/17	2,000	2,191
Maryland DOT, 5.00%, 2/15/19 (Prerefunded 2/15/18) (2)	925	1,017
Maryland DOT, 5.00%, 5/1/19	1,000	1,137
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing Project, 3.00%, 7/1/16	350	355
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing Project, 4.00%, 7/1/17	980	1,019
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing Project, 4.00%, 7/1/21	550	581
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/23	250	273
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/17	250	269
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/18	2,080	2,308
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/16	135	137
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/17	325	338

Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/19	100	106
Maryland Economic Dev. Corp., Towson Univ. Student Housing Project, 3.00%, 7/1/16	375	381
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/16	200	205
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/17	650	679
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/19	700	745
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/17 (5)	1,390	1,439
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt Project, 4.00%, 7/1/17	465	483
Maryland HHEFA, Anne Arundel Health, 3.00%, 7/1/16	425	434
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/16	150	154
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/20	1,355	1,484
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/23	285	327
Maryland HHEFA, Anne Arundel Health, Series 2010 4.00%, 7/1/17	1,025	1,083
Maryland HHEFA, Anne Arundel Health, Series 2012 4.00%, 7/1/17	820	867
Maryland HHEFA, Anne Arundel Health, Series A 5.25%, 7/1/19 (3)	100	109
Maryland HHEFA, Doctors Community Hosp., 5.30%, 7/1/25	35	37
Maryland HHEFA, Frederick Memorial Hosp., Series A 3.00%, 7/1/16	450	458
Maryland HHEFA, Frederick Memorial Hosp., Series A 4.00%, 7/1/17	830	870
Maryland HHEFA, Frederick Memorial Hosp., Series A 4.00%, 7/1/18	965	1,026
Maryland HHEFA, Frederick Memorial Hosp., Series A 5.00%, 7/1/23	385	435
Maryland HHEFA, Goucher College, Series A, 5.00%, 7/1/23	100	116

Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/21	1,995	2,335
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/16	500	520
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/18	1,000	1,116
Maryland HHEFA, Johns Hopkins Health, Series B 0.706%, 5/15/29 (Tender 5/15/18)	2,790	2,790
Maryland HHEFA, Johns Hopkins Univ., Series B, 5.00%, 7/1/22	1,500	1,795
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/16	1,500	1,556
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/19	250	285
Maryland HHEFA, Lifebridge Health, 5.25%, 7/1/24	520	597
Maryland HHEFA, Lifebridge Health, 6.00%, 7/1/22	100	121
Maryland HHEFA, Lifebridge Health, Carroll Hosp., Series A 4.00%, 7/1/16	1,390	1,428
Maryland HHEFA, Loyola Univ. Maryland, Series A 5.00%, 10/1/16	850	892
Maryland HHEFA, Maryland Institute College of Art 4.00%, 6/1/16	575	589
Maryland HHEFA, Maryland Institute College of Art 4.00%, 6/1/17	725	759
Maryland HHEFA, MedStar Health, 4.00%, 8/15/16	500	516
Maryland HHEFA, MedStar Health, Series 2011 5.00%, 8/15/21	1,000	1,168
Maryland HHEFA, MedStar Health, Series 2015 5.00%, 8/15/21	1,750	2,044
Maryland HHEFA, Mercy Medical Center, Series A 4.50%, 7/1/18	1,890	1,981
Maryland HHEFA, Mercy Ridge, 5.00%, 7/1/16	140	144
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/17	500	533
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/18	500	547
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/17 (Prerefunded 7/1/16) (2)	1,745	1,813
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/16	120	124
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/16 (6)	550	570

Maryland HHEFA, Univ. of Maryland Medical, Series A 4.00%, 7/1/16	700	721
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/17	950	1,021
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/20	250	287
Maryland HHEFA, Univ. of Maryland Medical , Series F 5.00%, 7/1/16	1,000	1,037
Maryland HHEFA, Univ. of Maryland Medical, Series F 5.25%, 7/1/19	500	554
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.01%, 7/1/41	2,300	2,300
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/17 (3)	320	338
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/18 (3)	775	846
Maryland HHEFA, Washington County Hosp., 5.25%, 1/1/23 (Prerefunded 1/1/18) (2)	2,485	2,724
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21	3,000	3,424
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23	1,000	1,154
Maryland HHEFA, Western Maryland Health, Series A 4.00%, 1/1/18 (Prerefunded 7/1/16) (2)(7)	1,935	1,994
Maryland Stadium Auth., 5.00%, 6/15/17	1,055	1,136
Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/15 (8)	3,730	3,781
Maryland Transportation Auth., 4.00%, 7/1/17 (9)	610	648
Maryland Transportation Auth., 4.00%, 7/1/19	1,930	2,131
Maryland Transportation Auth., 5.00%, 7/1/17	465	502
Maryland Transportation Auth., Federal Highway, GAN, RAN 4.00%, 3/1/16	1,150	1,172
Maryland Transportation Auth., Federal Highway, GAN, RAN 5.25%, 3/1/19	1,225	1,397
Maryland Water Quality Fin. Admin., Series A, 5.00%, 3/1/19	265	292
Montgomery County, BAN, GO, VRDN, 0.01%, 6/1/26	700	700

Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 7/1/16	650	676
Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 8/1/16	1,000	1,044
Montgomery County, Dept. of Liquor Control, Series A 4.00%, 4/1/16	1,000	1,022
Montgomery County, Equipment Acquisition, GO, COP 4.00%, 10/1/15	100	100
Montgomery County, Series A, GO, 5.00%, 7/1/17	1,000	1,081
Montgomery County, Series A, GO, 5.00%, 11/1/17	4,000	4,375
Montgomery County, Water Quality, Series A, 3.00%, 4/1/16	1,000	1,016
Montgomery County, West Germantown Dev. Dist. Special Obligation, 3.00%, 7/1/16	100	102
Montgomery County, West Germantown Dev. Dist. Special Obligation, 3.00%, 7/1/18	185	193
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/19	280	305
Morgan State Univ. Academic & Auxiliary Fac., Fac. Fee 4.00%, 7/1/16	610	628
Morgan State Univ. Academic & Auxiliary Fac., Fac. Fee 4.00%, 7/1/17	500	529
Prince George's County, Consolidated Public Improvement Series A, GO, 5.00%, 9/15/16	3,995	4,191
Prince George's County, Consolidated Public Improvement Series A, GO, 5.00%, 3/1/17	1,515	1,617
Prince George's County, Consolidated Public Improvement Series A, GO, 5.00%, 9/1/18	4,560	5,111
Prince George's County, Consolidated Public Improvement Series B, GO, 5.00%, 7/15/17	735	796
Prince George's County, Consolidated Public Improvement Series B, GO, 5.00%, 9/15/17	2,000	2,178
Prince George's County, Consolidated Public Improvement Series C, GO, 5.00%, 8/1/17	3,170	3,437
Univ. of Maryland, Auxiliary Fac. & Tuition, Series D 4.00%, 4/1/16	300	307

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Short-Term Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on January 29, 1993. The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2015, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $30,519,000 and $35,217,000, respectively, for the six months ended August 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 28, 2015, the fund had $220,000 of available capital loss carryforwards, which expire as follows: $125,000 in fiscal 2016, $75,000 in fiscal 2018, and $16,000 in fiscal 2019; $4,000 have no expiration.

At August 31, 2015, the cost of investments for federal income tax purposes was $207,821,000. Net unrealized gain aggregated $1,149,000 at period-end, of which $1,248,000 related to appreciated investments and $99,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2015, expenses incurred pursuant to these service agreements were $43,000 for Price Associates; $29,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 15, 2015